UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Exchange Act of 1934

Date of Report (Date of earliest event reported) April 17, 2003

SIMMONS FIRST NATIONAL CORPORATION
(Exact name of registrant as specified in its charter)

Arkansas (State or other jurisdiction of incorporation or organization)	0-6253 (Commission file number)	71-0407808 (I.R.S. employer identification No.)

501 Main Street, Pine Bluff, Arkansas (Address of principal executive offices)	71601 (Zip Code)

(870) 541-1000 (Registrant’s telephone number, including area code)

ITEM 9 REGULATION FD DISCLOSURE

        The following is the text of a press release issued by the registrant at 8:00 A.M. Central Standard Time on April 17, 2003.

SIMMONS FIRST ANNOUNCES RECORD 1ST QUARTER EARNINGS

        Pine Bluff, Arkansas – Simmons First National Corporation today announced record first quarter earnings of $5,332,000, or $0.74 diluted earnings per share for the first quarter of 2003, compared to earnings of $4,941,000, or $0.69 diluted earnings per share for the same period in 2002. This represents a $391,000, or 7.9% increase in the 2003 earnings over 2002.

        Return on average assets and return on average stockholders’ equity for the three-month period ended March 31, 2003, was 1.10% and 10.76%, compared to 1.00% and 10.79%, respectively, for the same period in 2002. Because of the seasonality inherent in the portion of the loan portfolio associated with credit card and agricultural lending, earnings ratios for the first quarter are historically lower than the last three quarters.

        “With first quarter earnings at a record level, we are obviously pleased with the results” said J. Thomas May, Chairman and Chief Executive Officer. “The increase in earnings over the same quarter last year is primarily attributable to an improvement in the Company’s net interest margin and improved asset quality.”

        As of March 31, 2003, asset quality remained strong with non-performing loans decreasing $2.5 million from the same period last year. Correspondently, non-performing loans to total loans improved to 0.95% from 1.18% from the same period last year, and the allowance for loan losses improved to 182% of non-performing loans, compared to 139% from the same period last year. At quarter end, the allowance for loan losses equaled 1.74% of total loans.

        Stockholders’ equity at the end of the first quarter of 2003 was $201.0 million, a $16.2 million, or 8.8%, increase from March 31, 2002. Total assets for the quarter ended March 31, 2003, were $2.0 billion.

        Recently, the Company announced a two for one stock spilt in the form of a 100% stock dividend on its Class A common stock. After the stock spilt is completed on May 1, 2003, the Company will adjust historical earning per share figures, as required by generally accepted accounting principals. When the stock split is completed, diluted earnings per share figures for the first quarter of 2003 and 2002 will be restated to $0.37 and $0.34, respectively, thereby reflecting the stock dividend.

        May also noted, “On March 25, 2003, we celebrated our 100th anniversary with over 600 shareholders in attendance at our Annual Meeting. While we are extremely proud of all that has been accomplished over this past one hundred years, we eagerly look forward to the continued expansion throughout Arkansas that we expect will be accomplished with our community banking philosophy.”

CONFERENCE CALL

        Management will conduct a conference call to review this information at 3:00 p.m. CST (4:00 p.m. EST) on Thursday, April 17, 2003. Interested parties can listen to this call by calling 1-800-854-4175 (United States and Canada only) and ask for the Simmons First National Corporation conference call. A recorded playback of the call will be available the next morning by calling 1-800-642-1687. The passcode for this playback is 8869457 and the recording will be available through the end of business April 24, 2003. In addition, the call will also be available live or in recorded version on the Company’s website at www.simmonsfirst.com under the “webcast” icon.

        Simmons First National Corporation is a financial holding company, with community banks in Pine Bluff, Jonesboro, Lake Village, Rogers, Russellville, Searcy and El Dorado, Arkansas. The Company’s seven banks are conducting financial operations from 64 offices in 34 communities.

####

FOR MORE INFORMATION CONTACT:
BARRY L. CROW
Executive Vice President and Chief Financial Officer
Simmons First National Corporation
(870) 541-1350
Ticker symbol: SFNCA

Statements in this press release that are not historical facts should be considered forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements of this type speak only as of the date of this news release. By nature, forward-looking statements involve inherent risk and uncertainties. Various factors, including, but not limited to, economic conditions, credit quality, interest rates, loan demand and changes in the assumptions used in making the forward-looking statements, could cause actual results to differ materially from those contemplated by the forward-looking statements. Additional information on factors that might affect Simmons First National Corporation’s financial results is included in its Form 10-K filing with the Securities and Exchange Commission.

Simmons First National Corporation Consolidated End of Period Balance Sheets For the Quarters Ended (In thousands)	Mar 31 2003	Dec 31 2002	Sep 30 2002	Jun 30 2002	SFNCA Mar 31 2002
ASSETS
Cash and non-interest bearing balances due from banks	$74,609	$76,452	$71,814	$63,416	$66,966
Interest bearing balances due from banks	32,631	28,473	22,564	31,557	46,343
Federal funds sold and securities purchased under agreements to resell	51,400	86,620	26,150	67,880	80,000

Cash and cash equivalents	158,640	191,545	120,528	162,853	193,309
Investment securities	413,669	404,048	421,384	419,700	441,162
Mortgage loans held for sale	26,223	33,332	25,096	10,440	12,277
Assets held in trading accounts	11,349	192	1,013	14,140	131

Loans	1,257,455	1,257,305	1,281,634	1,247,625	1,228,591
Allowance for loan losses	(21,826)	(21,948)	(21,688)	(20,608)	(20,152)

Net loans	1,235,629	1,235,357	1,259,946	1,227,017	1,208,439
Premises and equipment	46,125	47,047	47,551	45,192	44,306
Foreclosed assets held for sale, net	2,426	2,705	2,263	2,394	2,182
Interest receivable	13,519	13,133	15,074	14,528	15,124
Goodwill	32,877	32,877	32,877	31,819	31,819
Core deposits and other intangible assets, net	587	613	593	419	446
Other assets	17,112	16,730	17,030	16,159	16,926

TOTAL ASSETS	$1,958,156	$1,977,579	$1,943,355	$1,944,661	$1,966,121

LIABILITIES
Non-interest bearing transaction accounts	$239,996	$239,545	$232,455	$229,091	$220,149
Interest bearing transaction accounts and savings deposits	571,614	565,041	542,237	535,680	540,601
Time deposits less than $100,000	495,621	504,029	522,400	523,354	540,650
Time deposits greater than $100,000	308,440	310,581	316,946	328,698	331,066

Total deposits	1,615,671	1,619,196	1,614,038	1,616,823	1,632,466

Federal funds purchased and securities
sold under agreements to repurchase	53,053	86,705	57,759	68,947	81,794
Short-term debt	1,712	3,619	11,450	5,003	7,221
Long-term debt - parent company	10,000	10,000	10,000	12,000	12,000
Long-term FHLB debt - affiliate banks	43,259	27,032	23,206	20,320	13,534
Trust preferred securities	17,250	17,250	17,250	17,250	17,250
Accrued interest and other liabilities	16,210	16,172	16,002	15,395	17,073

TOTAL LIABILITIES	1,757,155	1,779,974	1,749,705	1,755,738	1,781,338

STOCKHOLDERS’ EQUITY
Capital stock	7,075	7,071	7,063	7,062	7,091
Surplus	44,536	44,495	44,392	44,384	45,326
Undivided profits	147,371	143,808	139,912	135,838	131,828
Accumulated other comprehensive income Unrealized appreciation on AFS securities	2,019	2,231	2,283	1,639	538

TOTAL STOCKHOLDERS’ EQUITY	201,001	197,605	193,650	188,923	184,783

TOTAL LIABILITIES AND STOCKHOLDERS’ EQUITY	$1,958,156	$1,977,579	$1,943,355	$1,944,661	$1,966,121

Page 1

Simmons First National Corporation Consolidated Average Quarter-to-Date Balance Sheets For the Quarters Ended (In thousands)	Mar 31 2003	Dec 31 2002	Sep 30 2002	Jun 30 2002	SFNCA Mar 31 2002
ASSETS
Cash and non-interest bearing balances due from banks	$63,094	$67,260	$64,237	$62,778	$68,122
Interest bearing balances due from banks	51,151	33,780	26,468	35,893	69,675
Federal funds sold and securities purchased under agreements to resell	83,873	66,615	51,672	62,789	80,015

Cash and cash equivalents	198,118	167,655	142,377	161,460	217,812
Investment securities - held-to-maturity	204,910	216,785	234,541	215,155	192,418
Investment securities - available-for-sale	201,477	188,799	186,462	233,045	256,840
Mortgage loans held for sale	21,635	26,837	14,918	10,591	13,768
Assets held in trading accounts	762	2,966	2,470	1,379	286
Loans	1,254,720	1,262,300	1,268,801	1,232,458	1,240,293
Allowance for loan losses	(22,488)	(22,250)	(21,257)	(20,860)	(20,888)

Net loans	1,232,232	1,240,050	1,247,544	1,211,598	1,219,405
Premises and equipment	46,729	47,512	47,219	44,975	44,587
Foreclosed assets held for sale, net	2,640	2,283	2,211	2,174	1,729
Interest receivable	13,076	14,493	15,001	15,121	15,577
Goodwill, core deposits and other intangible assets, net	33,476	33,493	33,190	32,251	32,273
Other assets	16,567	16,614	16,001	16,302	16,029

TOTAL ASSETS	$1,971,622	$1,957,487	$1,941,934	$1,944,051	$2,010,724

LIABILITIES
Non-interest bearing transaction accounts	$230,222	$227,461	$225,054	$225,170	$226,834
Interest bearing transaction accounts	170,445	161,262	159,605	157,264	158,518
Savings deposits	396,872	392,754	384,101	377,364	370,640
Time deposits less than $100,000	500,065	511,247	524,977	531,390	564,280
Time deposits greater than $100,000	309,426	314,768	324,155	326,056	342,289

Total deposits	1,607,030	1,607,492	1,617,892	1,617,244	1,662,561

Federal funds purchased and securities sold under agreements to repurchase	84,839	78,335	59,765	77,834	98,567
Short-term debt	1,679	6,383	7,223	2,259	5,849
Long-term debt	62,744	52,130	49,094	44,451	42,668
Accrued interest and other liabilities	14,413	16,014	15,186	14,256	15,349

TOTAL LIABILITIES	1,770,705	1,760,354	1,749,160	1,756,044	1,824,994

TOTAL STOCKHOLDERS’ EQUITY	200,917	197,133	192,774	188,007	185,730

TOTAL LIABILITIES AND STOCKHOLDERS’ EQUITY	$1,971,622	$1,957,487	$1,941,934	$1,944,051	$2,010,724

Page 2

Simmons First National Corporation Consolidated Average Year-to-Date Balance Sheets For the Quarters Ended (In thousands)	Mar 31 2003	Dec 31 2002	Sep 30 2002	Jun 30 2002	SFNCA Mar 31 2002
ASSETS
Cash and non-interest bearing balances due from banks	$63,094	$65,594	$65,031	$65,435	$68,122
Interest bearing balances due from banks	51,151	41,314	43,854	52,691	69,675
Federal funds sold and securities purchased under agreements to resell	83,873	65,199	64,722	71,355	80,015

Cash and cash equivalents	198,118	172,107	173,607	189,481	217,812
Investment securities - held-to-maturity	204,910	214,846	214,193	203,850	192,418
Investment securities - available-for-sale	201,477	216,018	225,191	244,877	256,840
Mortgage loans held for sale	21,635	16,560	13,097	12,171	13,768
Assets held in trading accounts	762	1,784	1,386	835	286
Loans	1,254,720	1,251,072	1,247,289	1,236,354	1,240,293
Allowance for loan losses	(22,488)	(21,318)	(21,003)	(20,874)	(20,888)

Net loans	1,232,232	1,229,754	1,226,286	1,215,480	1,219,405
Premises and equipment	46,729	46,085	45,604	44,782	44,587
Foreclosed assets held for sale, net	2,640	2,101	2,040	1,953	1,729
Interest receivable	13,076	15,045	15,231	15,348	15,577
Goodwill, core deposits and other intangible assets, net	33,476	32,808	32,576	32,262	32,273
Other assets	16,567	16,236	16,107	16,164	16,029

TOTAL ASSETS	$1,971,622	$1,963,344	$1,965,318	$1,977,203	$2,010,724

LIABILITIES
Non-interest bearing transaction accounts	$230,222	$226,128	$225,680	$225,997	$226,834
Interest bearing transaction accounts	170,445	159,171	158,466	157,888	158,518
Savings deposits	396,872	381,283	377,418	374,021	370,640
Time deposits less than $100,000	500,065	532,807	540,072	547,743	564,280
Time deposits greater than $100,000	309,426	326,735	330,767	334,128	342,289

Total deposits	1,607,030	1,626,124	1,632,403	1,639,777	1,662,561

Federal funds purchased and securities sold under agreements to repurchase	84,839	78,518	78,580	88,144	98,567
Short-term debt	1,679	5,435	5,116	4,044	5,849
Long-term debt	62,744	47,117	45,428	43,564	42,668
Accrued interest and other liabilities	14,413	15,203	14,928	14,799	15,349

TOTAL LIABILITIES	1,770,705	1,772,397	1,776,455	1,790,328	1,824,994

TOTAL STOCKHOLDERS’ EQUITY	200,917	190,947	188,863	186,875	185,730

TOTAL LIABILITIES AND STOCKHOLDERS’ EQUITY	$1,971,622	$1,963,344	$1,965,318	$1,977,203	$2,010,724

Page 3

Simmons First National Corporation Consolidated Statements of Income - Quarter-to-Date For the Quarters Ended (In thousands, except per share data)	Mar 31 2003	Dec 31 2002	Sep 30 2002	Jun 30 2002	SFNCA Mar 31 2002
INTEREST INCOME
Loans	$22,239	$23,265	$23,853	$23,668	$24,106
Federal funds sold and securities purchased under agreements to resell	214	197	207	264	328
Investment securities	3,984	4,092	4,636	4,858	4,923
Mortgage loans held for sale, net of unrealized gains (losses)	300	383	206	185	233
Assets held in trading accounts	2	38	30	18	2
Interest bearing balances due from banks	135	115	104	150	281

TOTAL INTEREST INCOME	26,874	28,090	29,036	29,143	29,873

INTEREST EXPENSE
Time deposits	5,517	6,275	6,904	7,356	8,968
Other deposits	1,327	1,506	1,608	1,590	1,600
Federal funds purchased and securities sold under agreements to repurchase	223	249	236	316	397
Short-term debt	5	27	30	12	41
Long-term debt	922	854	841	818	806

TOTAL INTEREST EXPENSE	7,994	8,911	9,619	10,092	11,812

NET INTEREST INCOME	18,880	19,179	19,417	19,051	18,061
Provision for loan losses	2,197	2,562	2,864	2,436	2,361

NET INTEREST INCOME AFTER PROVISION FOR LOAN LOSSES	16,683	16,617	16,553	16,615	15,700

NON-INTEREST INCOME
Trust income	1,576	1,257	1,406	1,205	1,390
Service charges on deposit accounts	2,454	2,655	2,648	2,543	2,238
Other service charges and fees	479	353	321	365	411
Income on sale of mortgage loans, net of commissions	1,164	1,281	962	738	811
Income on investment banking, net of commissions	531	323	250	248	266
Credit card fees	2,319	2,675	2,598	2,550	2,338
Other income	781	717	960	886	918
Loss on sale of securities, net	—	(10)	—	—	—

TOTAL NON-INTEREST INCOME	9,304	9,251	9,145	8,535	8,372

NON-INTEREST EXPENSE
Salaries and employee benefits	10,742	10,220	10,029	9,840	9,950
Occupancy expense, net	1,331	1,265	1,201	1,155	1,126
Furniture & equipment expense	1,382	1,393	1,439	1,310	1,292
Loss on foreclosed assets	35	25	69	40	43
Deposit insurance	69	70	72	76	78
Other operating expenses	4,635	4,642	4,710	4,428	4,540

TOTAL NON-INTEREST EXPENSE	18,194	17,615	17,520	16,849	17,029

NET INCOME BEFORE INCOME TAXES	7,793	8,253	8,178	8,301	7,043
Provision for income taxes	2,461	2,590	2,409	2,596	2,102

NET INCOME	$5,332	$5,663	$5,769	$5,705	$4,941

BASIC EARNINGS PER SHARE	$0.75	$0.80	$0.82	$0.80	$0.70

DILUTED EARNINGS PER SHARE	$0.74	$0.79	$0.80	$0.79	$0.69

Page 4

Simmons First National Corporation Consolidated Statements of Income - Year-to-Date For the Quarters Ended (In thousands, except per share data)	Mar 31 2003	Dec 31 2002	Sep 30 2002	Jun 30 2002	SFNCA Mar 31 2002
INTEREST INCOME
Loans	$22,239	$94,892	$71,627	$47,774	$24,106
Federal funds sold and securities purchased
under agreements to resell	214	996	799	592	328
Investment securities	3,984	18,509	14,417	9,781	4,923
Mortgage loans held for sale, net of unrealized gains (losses)	300	1,007	624	418	233
Assets held in trading accounts	2	88	50	20	2
Interest bearing balances due from banks	135	650	535	431	281

TOTAL INTEREST INCOME	26,874	116,142	88,052	59,016	29,873

INTEREST EXPENSE
Time deposits	5,517	29,503	23,228	16,324	8,968
Other deposits	1,327	6,304	4,798	3,190	1,600
Federal funds purchased and securities sold under agreements to repurchase	223	1,198	949	713	397
Short-term debt	5	110	83	53	41
Long-term debt	922	3,319	2,465	1,624	806

TOTAL INTEREST EXPENSE	7,994	40,434	31,523	21,904	11,812

NET INTEREST INCOME	18,880	75,708	56,529	37,112	18,061
Provision for loan losses	2,197	10,223	7,661	4,797	2,361

NET INTEREST INCOME AFTER PROVISION FOR LOAN LOSSES	16,683	65,485	48,868	32,315	15,700

NON-INTEREST INCOME
Trust income	1,576	5,258	4,001	2,595	1,390
Service charges on deposit accounts	2,454	10,084	7,429	4,781	2,238
Other service charges and fees	479	1,450	1,097	776	411
Income on sale of mortgage loans, net of commissions	1,164	3,792	2,511	1,549	811
Income on investment banking, net of commissions	531	1,087	764	514	266
Credit card fees	2,319	10,161	7,486	4,888	2,338
Other income	781	3,481	2,764	1,804	918
Loss on sale of securities, net	—	(10)	—	—	—

TOTAL NON-INTEREST INCOME	9,304	35,303	26,052	16,907	8,372

NON-INTEREST EXPENSE
Salaries and employee benefits	10,742	40,039	29,819	19,790	9,950
Occupancy expense, net	1,331	4,747	3,482	2,281	1,126
Furniture & equipment expense	1,382	5,434	4,041	2,602	1,292
Loss on foreclosed assets	35	177	152	83	43
Deposit insurance	69	296	226	154	78
Other operating expenses	4,635	18,320	13,678	8,968	4,540

TOTAL NON-INTEREST EXPENSE	18,194	69,013	51,398	33,878	17,029

NET INCOME BEFORE INCOME TAXES	7,793	31,775	23,522	15,344	7,043
Provision for income taxes	2,461	9,697	7,107	4,698	2,102

NET INCOME	$5,332	$22,078	$16,415	$10,646	$4,941

BASIC EARNINGS PER SHARE	$0.75	$3.12	$2.32	$1.50	$0.70

DILUTED EARNINGS PER SHARE	$0.74	$3.07	$2.28	$1.48	$0.69

Page 5

Simmons First National Corporation Consolidated Risk-Based Capital For the Quarters Ended (In thousands)	Mar 31 2003	Dec 31 2002	Sep 30 2002	Jun 30 2002	SFNCA Mar 31 2002
Tier 1 capital
Stockholders’ equity	$201,001	$197,605	$193,650	$188,923	$184,783
Trust preferred securities	17,250	17,250	17,250	17,250	17,250
Intangible assets	(33,464)	(33,490)	(33,470)	(32,238)	(32,265)
Unrealized gain on AFS securities	(2,019)	(2,231)	(2,283)	(1,639)	(538)
Debt issuance costs	(837)	(845)	(854)	(863)	(873)

Total Tier 1 capital	181,931	178,289	174,293	171,433	168,357

Tier 2 capital
Qualifying unrealized gain on AFS securities	385	363	342	392	403
Qualifying allowance for loan losses	15,852	15,976	16,115	15,806	15,873

Total Tier 2 capital	16,237	16,339	16,457	16,198	16,276

Total risk-based capital	$198,168	$194,628	$190,750	$187,631	$184,633

Risk weighted assets	$1,262,159	$1,272,104	$1,283,588	$1,259,642	$1,265,544

Assets for leverage ratio	$1,933,475	$1,919,615	$1,904,053	$1,908,788	$1,977,586

Ratios at end of quarter
Leverage ratio	9.41%	9.29%	9.15%	8.98%	8.51%
Tier 1 capital	14.41%	14.02%	13.58%	13.61%	13.30%
Total risk-based capital	15.70%	15.30%	14.86%	14.90%	14.59%

Page 6

Simmons First National Corporation Consolidated Loans and Investments For the Quarters Ended (In thousands)	Mar 31 2003	Dec 31 2002	Sep 30 2002	Jun 30 2002	SFNCA Mar 31 2002
Loan Portfolio - End of Period
Consumer
Credit cards	$165,821	$180,439	$178,125	$179,682	$181,867
Student loans	91,288	83,890	83,028	79,883	84,186
Other consumer	148,113	153,103	159,264	162,554	170,649
Real Estate
Construction	95,317	90,736	78,376	74,968	80,120
Single-family residential	231,660	233,218	236,934	226,942	223,198
Other commercial	298,146	290,469	286,363	266,995	260,346
Unearned income	(22)	(25)	(25)	(42)	(52)
Commercial
Commercial	157,313	144,678	149,622	158,167	151,436
Agricultural	48,821	58,585	85,974	75,441	54,234
Financial institutions	6,544	6,504	7,376	7,692	7,600
Other	14,454	15,708	16,597	15,343	15,007

Total Loans	$1,257,455	$1,257,305	$1,281,634	$1,247,625	$1,228,591

Investment Securities - End of Period
Held-to-Maturity
U.S. Treasury	$18,637	$26,153	$27,170	$29,483	$32,240
U.S. Government agencies	77,983	59,324	75,280	70,479	47,484
Mortgage-backed securities	1,357	1,510	4,752	5,355	5,942
State and political subdivisions	110,981	120,230	121,254	121,719	115,009
Other securities	100	100	100	100	100

Total held-to-maturity	209,058	207,317	228,556	227,136	200,775

Available-for-Sale
U.S. Treasury	13,795	14,878	14,902	13,103	10,685
U.S. Government agencies	172,916	163,484	157,906	155,134	188,408
Mortgage-backed securities	2,618	3,015	5,165	5,724	6,217
State and political subdivisions	5,229	5,303	5,376	5,270	5,216
FHLB stock	4,623	4,552	4,462	4,419	4,382
Other securities	5,430	5,499	5,017	8,914	25,479

Total available-for-sale	204,611	196,731	192,828	192,564	240,387

Total investment securities	$413,669	$404,048	$421,384	$419,700	$441,162

Fair Value - HTM investment securities	$213,778	$212,415	$234,253	$231,991	$203,617

Investment Securities - QTD Average
Taxable securities	$291,368	$287,418	$303,040	$328,509	$327,469
Tax exempt securities	115,019	118,166	117,963	119,691	121,789

Total investment securities - QTD average	$406,387	$405,584	$421,003	$448,200	$449,258

Page 7

Simmons First National Corporation Consolidated Allowance and Asset Quality For the Quarters Ended (In thousands)	Mar 31 2003	Dec 31 2002	Sep 30 2002	Jun 30 2002	SFNCA Mar 31 2002
Allowance for Loan Losses
Balance, beginning of quarter	$21,948	$21,688	$20,608	$20,152	$20,496

Loans charged off
Credit cards	1,160	1,162	1,220	1,130	1,191
Other consumer	547	591	539	513	677
Real estate	458	610	364	395	444
Commercial	648	372	395	590	953

Total loans charged off	2,813	2,735	2,518	2,628	3,265

Recoveries of loans previously charged off
Credit cards	207	159	189	163	129
Other consumer	209	101	169	174	233
Real estate	24	29	52	90	82
Commercial	54	144	77	221	116

Total recoveries	494	433	487	648	560

Net loans charged off	2,319	2,302	2,031	1,980	2,705
Allowance for loan losses of acquired branch	—	—	247	—	—
Provision for loan losses	2,197	2,562	2,864	2,436	2,361

Balance, end of quarter	$21,826	$21,948	$21,688	$20,608	$20,152

Non-performing assets
Non-performing loans
Nonaccrual loans
Real estate	$6,310	$6,268	$6,029	$6,429	$5,813
Commercial	2,325	2,230	2,969	3,074	3,131
Consumer	1,766	1,945	2,101	2,355	2,250

Total nonaccrual loans	10,401	10,443	11,099	11,858	11,194
Loans past due 90 days or more	1,605	1,814	1,291	1,944	3,268

Total non-performing loans	12,006	12,257	12,390	13,802	14,462

Other non-performing assets
Foreclosed assets held for sale	2,426	2,705	2,263	2,394	2,182
Other non-performing assets	418	426	406	484	492

Total other non-performing assets	2,844	3,131	2,669	2,878	2,674

Total non-performing assets	$14,850	$15,388	$15,059	$16,680	$17,136

Ratios
Allowance for loan losses to total loans	1.74%	1.75%	1.69%	1.65%	1.64%
Allowance for loan losses to non-performing loans	181.79%	179.07%	175.04%	149.31%	139.34%
Allowance for loan losses to
non-performing assets	146.98%	142.63%	144.02%	123.55%	117.60%
Non-performing loans to total loans	0.95%	0.97%	0.97%	1.11%	1.18%
Non-performing assets to total assets	0.76%	0.78%	0.77%	0.86%	0.87%

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Simmons First National Corporation Consolidated - Selected Financial Data For the Quarters Ended (In thousands, except share data)	Mar 31 2003	Dec 31 2002	Sep 30 2002	Jun 30 2002	SFNCA Mar 31 2002
QUARTER-TO-DATE
Diluted earnings per share	$0.74	$0.79	$0.80	$0.79	$0.69
Cash dividends declared - per common share	0.25	0.25	0.24	0.24	0.23
Cash dividends declared - amount	1,769	1,767	1,695	1,695	1,632
Return on average stockholders’ equity	10.76%	11.40%	11.87%	12.17%	10.79%
Return on average assets	1.10%	1.15%	1.18%	1.18%	1.00%
Net interest margin (FTE)	4.39%	4.41%	4.50%	4.45%	4.14%
FTE Adjustment - investments	695	707	714	727	747
FTE Adjustment - loans	98	105	107	111	107
Amortization of intangibles	25	(16)	39	27	28
Amortization of intangibles, net of taxes	—	(26)	30	22	23
Average shares outstanding	7,074,157	7,066,195	7,062,502	7,064,307	7,089,268
Shares repurchased	—	—	—	30,000	—
Average price of repurchased shares	—	—	—	32.65	—
Average earning assets	1,818,528	1,798,082	1,785,332	1,791,310	1,853,295
Average interest bearing liabilities	1,526,070	1,516,879	1,508,920	1,516,618	1,582,811
YEAR-TO-DATE
Diluted earnings per share	$0.74	$3.07	$2.28	$1.48	$0.69
Cash dividends declared - per common share	0.25	0.96	0.71	0.47	0.23
Return on average stockholders’ equity	10.76%	11.56%	11.62%	11.49%	10.79%
Return on average assets	1.10%	1.12%	1.12%	1.09%	1.00%
Net interest margin (FTE)	4.39%	4.37%	4.36%	4.29%	4.14%
FTE Adjustment - investments	695	2,895	2,188	1,474	747
FTE Adjustment - loans	98	430	325	218	107
Amortization of intangibles	25	78	94	55	28
Amortization of intangibles, net of taxes	—	49	75	45	23
Average shares outstanding	7,074,157	7,070,483	7,071,927	7,076,718	7,089,268
Diluted shares outstanding	107,165	117,766	117,108	110,781	89,354
Average earning assets	1,818,528	1,806,793	1,809,732	1,822,133	1,853,295
Average interest bearing liabilities	1,526,070	1,531,066	1,535,847	1,549,532	1,582,811
END OF PERIOD
Book value	$28.41	$27.95	$27.42	$26.75	$26.06
Shares outstanding	7,075,280	7,071,455	7,062,795	7,062,120	7,091,200
Full-time equivalent employees	973	977	988	962	959
Total number of ATM’s	61	62	62	60	61
Total number of branches	62	63	63	62	62
Parent company only - investment in subsidiaries	210,370	208,363	206,904	204,726	201,223
Parent company only - intangible assets	134	134	134	134	134

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Date: April 17, 2003 ——————	SIMMONS FIRST NATIONAL CORPORATION /s/ Barry L. Crow —————————————— Barry L. Crow, Executive Vice President and Chief Financial Officer